Exhibit 99.1

             Jefferies Announces All-Time Record Quarterly
Results; Record $524 million in Quarterly Total Revenues; Record $415 million in Quarterly Net Revenues; Record $58 million in Quarterly Net
                               Earnings


    NEW YORK--(BUSINESS WIRE)--April 18, 2006--

     Record $0.82 Quarterly EPS; Asset Management Revenues of $44
             million for the quarter; Trading Revenues of
                     $238 million for the quarter

    Jefferies Group, Inc. (NYSE:JEF) today announced record quarterly financial results for the quarter ended March 31, 2006.

    Highlights for the record first quarter ended March 31, 2006:

    -- Net revenues were up 45% to a record $415.4 million versus $286.0 million for the first quarter of 2005.

    -- Net earnings were up 59% to a record $58.4 million compared to $36.7 million for the first quarter of 2005.

    -- Earnings per share (diluted) were up 46% to a record $0.82 compared to $0.56 for the first quarter of 2005. This increase in earnings per share included $0.02 related to the cumulative effect of a change in accounting principle, net of tax.

    -- Asset management related revenues were up 108% to a record $44.2 million versus $21.3 million for the first quarter of 2005.

    -- Total trading revenues were up 64% to a record $238.4 million versus $141.6 million for the first quarter of 2005.

    -- Investment banking revenues were $127.7 million versus $117.4 million for the first quarter of 2005.

    "Our 2,030 employee-partners are pleased to deliver these results for our shareholders, and we would all like to thank our loyal clients for their continued support," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the first quarter ended March 31, 2006 will be held April 18 at 9:00 AM Eastern and can be accessed at 617-801-9714 (code: 65606185). A replay of the call will be available two hours post-call at 617-801-6888 (code: 29475499). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:45 AM Eastern on April 18.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                                 Three Months Ended
                                              ------------------------
                                               March 31,    March 31,
                                                  2006         2005
                                              ----------- ------------

 Revenues:
   Commissions                                $   69,002  $    68,908
   Principal transactions                        156,584       72,698
   Investment banking                            127,734      117,442
   Asset management fees and investment
     income from managed funds                    44,218       21,284
   Interest                                      113,760       59,851
   Other                                          12,779        3,710
                                              ----------- ------------
 Total revenues                                  524,077      343,893
 Interest expense                                108,663       57,883
                                              ----------- ------------
 Revenues, net of interest expense               415,414      286,010
                                              ----------- ------------

 Non-interest expenses:
   Compensation and benefits                     232,734      161,988
   Floor brokerage and clearing fees              13,933       12,195
   Technology and communications                  19,245       16,004
   Occupancy and equipment rental                 15,172       10,833
   Business development                           12,603        8,634
   Other                                          24,320       14,183
                                              ----------- ------------
 Total non-interest expenses                     318,007      223,837
                                              ----------- ------------

 Earnings before income taxes, minority
  interest and cumulative effect of change
  in accounting principle                         97,407       62,173
 Income taxes                                     38,432       23,445
                                              ----------- ------------
 Earnings before minority interest and
  cumulative effect of change in
  accounting principle                            58,975       38,728
 Minority interest in earnings of
  consolidated subsidiaries, net                   2,134        2,056
                                              ----------- ------------
 Earnings before cumulative effect of
  change in accounting principle, net             56,841       36,672
 Cumulative effect of change in accounting
  principle                                        1,606           --
                                              ----------- ------------
 Net earnings                                 $   58,447  $    36,672
                                              =========== ============

 Earnings per share:
 Basic-
 Earnings before cumulative effect of
  change in accounting principle, net         $     0.88  $      0.61
 Cumulative effect of change in accounting
  principle                                         0.02           --
                                              ----------- ------------
 Net earnings                                 $     0.90  $      0.61
                                              =========== ============

 Diluted-
 Earnings before cumulative effect of
  change in accounting principle, net         $     0.80  $      0.56
 Cumulative effect of change in accounting
  principle                                         0.02           --
                                              ----------- ------------
 Net earnings                                 $     0.82  $      0.56
                                              =========== ============

 Weighted average shares:
   Basic                                          65,179       60,570
   Diluted                                        71,471       65,997

                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                              Quarters ended
                                    ----------------------------------
                                     3/31/2006  12/31/2005  9/30/2005
                                     ---------- ----------- ----------
 Statement of Earnings
----------------------
 Revenues, net of interest expense    $415,414    $342,852   $299,280
 Non-interest expenses:
   Compensation and benefits           232,734     188,933    167,033
   Non-personnel expenses               85,273      75,532     64,710
                                     ---------- ----------- ----------
 Earnings before income taxes,
  minority
  interest and cumulative effect of
   change in
  accounting principle                  97,407      78,387     67,537
 Income taxes                           38,432      30,880     26,143
                                     ---------- ----------- ----------
 Earnings before minority interest
  and
  cumulative effect of change in
  accounting principle                  58,975      47,507     41,394
 Minority interest in earnings of
  consolidated subsidiaries, net         2,134         768      2,799
                                     ---------- ----------- ----------
 Earnings before cumulative effect
  of
  change in accounting principle        56,841      46,739     38,595
 Cumulative effect of change in
  accounting principle                   1,606          --         --
                                     ---------- ----------- ----------
     Net earnings                      $58,447     $46,739    $38,595
                                     ========== =========== ==========

 Diluted earnings per share              $0.82       $0.68      $0.57
                                     ========== =========== ==========

 Financial Ratios
-----------------
 Pretax operating margin                  23.4%       22.9%      22.6%
 Compensation and benefits / net
  revenues                                56.0%       55.1%      55.8%
 Effective tax rate                       39.5%       39.4%      38.7%


                                                    Quarters ended
                                                ----------------------
                                                 6/30/2005  3/31/2005
                                                 ---------- ----------
 Statement of Earnings
----------------------
 Revenues, net of interest expense                $276,558   $286,010
 Non-interest expenses:
   Compensation and benefits                       152,003    161,988
   Non-personnel expenses                           64,245     61,849
                                                 ---------- ----------
 Earnings before income taxes, minority
  interest and cumulative effect of change in
  accounting principle                              60,310     62,173
 Income taxes                                       23,621     23,445
                                                 ---------- ----------
 Earnings before minority interest and
  cumulative effect of change in
  accounting principle                              36,689     38,728
 Minority interest in earnings of
  consolidated subsidiaries, net                     1,252      2,056
                                                 ---------- ----------
 Earnings before cumulative effect of
  change in accounting principle                    35,437     36,672
 Cumulative effect of change in
  accounting principle                                  --         --
                                                 ---------- ----------
     Net earnings                                  $35,437    $36,672
                                                 ========== ==========

 Diluted earnings per share                          $0.53      $0.56
                                                 ========== ==========

 Financial Ratios
-----------------
 Pretax operating margin                              21.8%      21.7%
 Compensation and benefits / net revenues             55.0%      56.6%
 Effective tax rate                                   39.2%      37.7%


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)


                                               Quarters ended
                                       -------------------------------
                                       3/31/2006 12/31/2005 9/30/2005
                                       -------------------------------
Revenues by Source
------------------
Equities                                $171,707   $111,806  $118,990
Fixed Income & Commodities                66,658     42,448    48,404
                                       -------------------------------
                   Total                 238,365    154,254   167,394
Investment banking                       127,734    167,497   107,556
Asset management fees and investment
 income from managed funds:
Asset management fees                     28,004      8,215    14,239
Investment income from managed funds      16,214     10,452     7,428
                                       -------------------------------
Total                                     44,218     18,667    21,667
Interest                                 113,760     91,315    81,467
                                       -------------------------------
                    Total revenues      $524,077   $431,733  $378,084
                                       ===============================

Other Data
----------
Number of trading days                        62         63        64
Average employees                          2,030      2,013     2,001
Common shares outstanding                 59,251     58,110    58,083
Weighted average shares:
Basic                                     65,179     62,985    62,224
Diluted                                   71,471     68,979    68,112

As of March 31, 2006, stockholders' equity amounted to $1.4 billion, resulting in book value of $23.19 per share.


                                                     Quarters ended
                                                  --------------------
                                                  6/30/2005 3/31/2005
                                                  --------------------
Revenues by Source
------------------
Equities                                           $104,621  $102,663
Fixed Income & Commodities                           45,169    42,653
                                                  --------------------
 Total                                              149,790   145,316
Investment banking                                  102,519   117,442
Asset management fees and investment income
  from managed funds:
Asset management fees                                13,580    14,909
Investment income from managed funds                  6,854     6,375
                                                  --------------------
Total                                                20,434    21,284
Interest                                             71,420    59,851
                                                  --------------------
 Total revenues                                    $344,163  $343,893
                                                  ====================

Other Data
----------
Number of trading days                                   64        61
Average employees                                     1,916     1,817
Common shares outstanding                            57,759    58,090
Weighted average shares:
Basic                                                61,468    60,570
Diluted                                              67,422    65,997

As of March 31, 2006, stockholders' equity amounted to $1.4 billion, resulting in book value of $23.19 per share.

Note: Certain reclassifications have been made to the prior years' amounts to conform to the current year's presentation.




    CONTACT: for Jefferies Group
             Joseph A. Schenk, 212-284-2338